UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2019

Lantronix, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.01 below is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 5, 2019, a wholly owned subsidiary of Lantronix, Inc. (“Lantronix”), Lantronix Holding Company, a Delaware Corporation (“Buyer”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Maestro Wireless Solutions Limited, a Hong Kong private company limited by shares (“MWS”), Fargo Telecom Asia Limited, a Hong Kong private company limited by shares (“FTA” and together with MWS and their respective subsidiaries, the “Acquired Companies”) and Maestro & FALCOM Holdings Limited, a British Virgin Islands company (“Seller”). Seller owns 100% of the issued share capital of each of FTA and MWS (collectively, the “Transferred Interests”). Pursuant to the Purchase Agreement, Buyer has agreed to purchase from Seller the Transferred Interests (the “Transaction”) for $4,909,859 in cash, subject to adjustment for cash, debt and transaction expenses. Under the terms of the Purchase Agreement, Lantronix is obligated to guarantee to Seller all payments to be made by Buyer under the Purchase Agreement and the performance by Buyer of all covenants, agreements and obligations of Buyer under or in connection with the Purchase Agreement, in each case, in accordance with the terms of the Purchase Agreement.

The Purchase Agreement contains customary (1) representations, warranties and covenants by Buyer, Seller and the Acquired Companies, including representations and warranties about the Acquired Companies and their businesses, assets, operations and liabilities, and covenants regarding cooperation, confidentiality and tax matters, and (2) indemnification obligations by Seller, including for the breach of the representations, warranties and covenants in the Purchase Agreement. A related escrow agreement entered into at the closing of the Transaction establishes a specified escrow amount to satisfy, if applicable, any indemnification obligations of Seller and any post-closing purchase price adjustments that are determined to be owed to Buyer pursuant to the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Purchase Agreement and related description is intended to provide you with information regarding the terms of the Purchase Agreement and is not intended to modify or supplement any factual disclosures about Lantronix in its reports filed with the United States Securities and Exchange Commission. In particular, the Purchase Agreement and related description is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Lantronix or Buyer. The assertions embodied in the representations and warranties made by Seller and the Acquired Companies in the Purchase Agreement are qualified by information contained in disclosure schedules that Seller and the Acquired Companies have delivered to Lantronix or Buyer in connection with the signing of the Purchase Agreement, and such representations and warranties are made for the purpose of allocating contractual risk between the parties to the Purchase Agreement rather than establishing these matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Stockholders of Lantronix are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Lantronix, Buyer, Seller, the Acquired Companies or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants of the Purchase Agreement may change after the date of the Purchase Agreement.

Item 7.01.	Regulation FD Disclosure.

Press Release

On July 8, 2019, Lantronix issued a press release announcing that the Transaction has been completed. A copy of the foregoing press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

Investor Presentation

Furnished as Exhibit 99.2 to this Current Report on Form 8-K is a copy of Lantronix’s investor presentation regarding the Transaction, which is incorporated in this Item 7.01 by reference. The investor presentation slides are also available on Lantronix’s website at http://www.lantronix.com/investor-relations.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

To the extent required by this Item 9.01(a), the financial statements of the Acquired Companies will be filed by amendment no later than 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

To the extent required by this Item 9.01(b), unaudited pro forma financial information will be filed by amendment no later than 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated July 5, 2019, by and among Lantronix Holding Company, Maestro Wireless Solutions Limited, Fargo Telecom Asia Limited and Maestro & FALCOM Holdings Limited.*

99.1	Press Release, dated July 8, 2019.

99.2	Investor Presentation.

*Portions of this Exhibit have been omitted in accordance with Item 601(b) of Regulation S-K. Certain schedules and exhibits to this Exhibit have also been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer

Date: July 10, 2019

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